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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): November 7, 2014

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On November 7, 2014, Aehr Test Systems (the "Company") entered into a Second Amendment (the "Amendment") to that certain Multi-Tenant Office Triple Net Lease dated August 3, 1999 (the "Lease") with CWCA Scott Creek 28, L.L.C.

	The Amendment extends the term of the Lease for a period of thirty-six
(36) calendar months, commencing on July 1, 2015 (the "Extension Date") and expiring on June 30, 2018 (the "Expiration Date") with an option for the Company to further extend the Lease for an additional thirty-six (36) month period after the Expiration Date. Total base rent expense from the Extension Date through the Expiration Date is approximately $1.4 million.

	The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (d)  Exhibits.

             Exhibit No.    Description
             -----------    ---------------------------------------------
             10.1     	    Second Amendment dated November 7, 2014 by and
                            between Aehr Test Systems and CWCA Scott Creek 28,
                            L.L.C. for facilities located at 400 Kato Terrace, Fremont, California.





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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  November 12, 2014
                                          By:  /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer


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                               EXHIBIT INDEX

Exhibit
Number                         Description
-------  ----------------------------------------------------------------

10.1 Second Amendment dated November 7, 2014 by and between Aehr Test Systems and CWCA Scott Creek 28, L.L.C. for facilities located at 400 Kato Terrace, Fremont, California.